1 June 7, 2022 Hyzon Investor Day – Europe

FORWARD-LOOKING STATEMENTS This presentation (this “Presentation”) includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” the negative of such terms or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements about our business outlook, expected production and deliveries of vehicles, anticipated future contracts and performance under existing contracts, and development of new facilities and partnerships. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of management of Hyzon Motors Inc. (“Hyzon” or the “Company”) and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as,and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Hyzon. These forward-looking statements are subject to a number of risks and uncertainties, including changes risks related to the ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective financial resources of the counterparties to Hyzon’s non-binding memoranda of understanding and letters of intent), the ability to identify additional potential customers and convert them to paying customers, or the ability to manufacture new vehicles, including as a result of disruptions to the supply chain.; and those factors discussed in Hyzon’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 21, 2021 under the heading “Risk Factors” section of Hyzon's Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (the "SEC") on March 30, 2022, our Amended Registration Statement on Form S-1 filed with the SEC on April 6, 2021, and other documents of Hyzon filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hyzon presently does not know or that Hyzon currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Hyzon’s expectations, plans or forecasts of future events and views as of the date of this Presentation. Hyzon anticipates that subsequent events and developments will cause Hyzon’s assessments to change. However, while Hyzon may elect to update these forward-looking statements at some point in the future, Hyzon specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Hyzon’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Hyzon nor any of its affiliates have any obligation to update this Presentation. INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Hyzon has not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Hyzon, which are derived from its reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Hyzon. USE OF PROJECTIONS This Presentation contains projected financial information with respect to Hyzon. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Hyzon’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any filing to be filed by Hyzon with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA and EBITDA Margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Hyzon believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Hyzon’s financial condition and results of operations. Hyzon believes that the use of these non- GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Hyzon’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Hyzon’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. TRADEMARKS AND TRADE NAMES Hyzon owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Hyzon, or an endorsement or sponsorship by or of Hyzon. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Hyzon will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Disclaimer 2

3 Table of Contents Investor Day June 7, 2022 1 Strategic Direction 2 3 4 7 Technology Overview Hyzon Hydrogen Ecosystem Raven SR Overview Closing Remarks 5 Energy Transition 6 Hyzon RePower 2 Europe Operations

Strategic Direction Craig Knight Chief Executive Officer, Hyzon 4

5 Key Investor Highlights Core corporate focus on highest-margin value pools across the product lifecycle Market-driven approach, back-to-base model catalyzes massive TAM Hyzon Motors’ competitive moat: leading fuel cell technology and first-mover advantage Strong commercial pipeline across four continents, built on strong partnerships Attractive recurring revenue potential from hydrogen ecosystem efforts

6 19 YEARS Fuel cell development from Horizon Fuel Cell 244kW Maximum fuel cell modules 4.4kW/litre Current generation power-density of PEM fuel cell stacks 42 Hyzon owned Patents published, granted and provisional 56 Co-owned patents/patent applications with Horizon (granted) Hyzon’s fuel cell is differentiated with a clear technological lead over competitors

7 Mobility + Hydrogen = Hyzon Driving the transition to hydrogen through technology leadership and hydrogen ecosystems `Mobility Hydrogen • Long history and continued R&D to develop the most powerful, reliable and power-dense fuel cells • Focused on commercializing hydrogen fuel cell vehicles in heavy mobility • Increasing Hyzon content, including power electronics, battery management systems, and e-Axle • Partner and invest with leading companies in the energy value chain to make hydrogen viable for fleets • Enable local, scalable, low cost, low-to- negative carbon intensity hydrogen • Customer-driven buildout of hydrogen ecosystem through hubs that form a strong network

Developing the full ecosystem is critical to achieve the tipping points in adoption H2 Production H2 Transport / Storage H2 Refuelling Hydrogen Applications (trucks, buses, passenger cars, stationary power, portable power, aviation etc.) 8 • Customer-led local, low- negative CI, scalable and low- cost hydrogen production • Match production to usage, demand management • Local hydrogen production to lower cost of delivered hydrogen • Flexible solutions to cater to evolving demand • Accessible hydrogen fueling infrastructure • Transparent pricing • Achieve attractive TCO, at parity or better than diesel • Multiple purchase options, including all-in wet leases The Hyzon Value Proposition Across the Value Chain

1 Bank of America has signed a mandate with Hyzon for the provision of truck lease financing in Australia, and discussions are ongoing for other regions. 9 Hyzon Has the Technology to Provide Various Demand Solutions for Customers Fuel Cell Vehicle Sales1 FCEV OFFERING TO DECARBONIZE FLEET OPERATIONS WITH HYDROGEN INCLUDED, ENABLED THROUGH PARTNERSHIPS WITH ENERGY PLAYERS AND GLOBAL HYDROGEN LEADERS Fuel Cell System Sales2 Hydrogen Fuel Sales3 + Hyzon Lease1, Hydrogen Supply, Service & Maintenance Contract End customers in various mobility end markets Clean hydrogen wrapped with vehicle and FC system sales, produced & dispensed w/ partners

Source: RePower EU Plan from European Union official website 10 Market Driven Momentum Across Our Core Regions Significant Tailwinds for FCEV Globally: Examples United States State-Level: California: - HVIP: Up to $310k vouchers for class 8 FCEV trucks, significantly expanded funding for 2021-22 - LCFS in place, HRI for LD only today - Many state-funded grant and manuf. programs - Port of Long Beach refusal to admit high emission trucks starting Jan 2023 + WAIRE Warehouse Rule ZEV States : State-level subsidies growing following CA example, incl. WA, OR, NY, with many states in legislation Europe: “REPowerEU” - Save energy - Diversify supplies - Quickly substitute fossil fuels by accelerating Europe’s clean energy transition - Smartly combine investments & reforms Many other programs in place providing significant subsidies, both at EU level (e.g. Horizon) and Country level (e.g. UK, Germany) United States Federal: $8b H2 Infrastructure bill - $400-600M per regional hydrogen hub - Key to unlocking states / regions slower to adopt state-level subsidies $2.5b Community Corridors grant program for H2 refueling & EV charging Canada: - National Clean Fuels Standard expected end-2022 - British Columbia LCFS in place

11 Focus on Highest Value & Margin Segments in Vehicle Lifecycle Value Pools: FC Electrification, Hydrogen Fuel (~80% of Heavy Vehicle Lifecycle Value) Percentage of Total Revenue / Value Available Across Vehicle Lifecycle (Class 8 Example) • 80% of vehicle lifecycle revenue generated in vehicle electrification and hydrogen fuel • Focus on R&D, M&A and direct investment in those segments to gain outsized margin vs. today’s sourcing & assembly model • Key near-term milestones: Tech. M&A, US MEA & FC Assembly, First Hydrogen Hubs online • Significant progress made to date in all areas highlighted

Total Cost of Ownership comparison including infrastructure

- FCEV and BEV are at or close to parity with ICE vehicles today
- TCO comparisons often do not account for inevitable infrastructure upgrades to support BEV rollout
- In EU, cost of electricity is significantly higher than the US, making BEV economics unfavorable



Cost of Ownership For Class 8 Tractor in California based on Current Vehicle Pricing
$ / mile
At $0.22-$0.25/kWh, equalizing the cost of power on a BTU basis equates to ~$360-$415/Boe (6)
1.33
1.65
1.30
1.71
1.48
Incremental infrastructure cost(4)
Diesel (1)
Fuel Cell(2)
Fuel Cell(2) w/Subsidy
BEV (3) w/Subsidy
Price per unit of energy (5)
6.00
5.00
5.00
0.25

Source: Hyzon Motors, Department of Energy, IEA

Notes

1. Based on Class 8 truck market average price of $139K, 87.5K miles per year for 8 years, vehicle maintenance of $0.21/mile and fuel economy of 6.25 miles/gal
2. Based on Class 8 truck market price of $590K (without and with purchase subsidies of $240K), 87.5K miles per year for 8 years, vehicle maintenance of $0.18/mile and fuel economy of 7.5 miles/kg
3. Based on Class 8 truck average market price of $347K and purchase subsidies of $120K, infrastructure cost of $270K, 87.5K miles per year for 8 years, vehicle maintenance of $0.15/mile and fuel economy of 0.28 miles/kWh
4. Incremental electricity infrastructure cost of $0.27/mile, based on capital expenditure of $106K (includes 175kW charger, installation cost and CA rebate of $80K) and annual maintenance cost of 10% of capex
5. Price per unit of energy for diesel is $/gal; for BEV is $/kWh and for FCEV is $/kg
6. Based on 1kWh=3,412 BTU and 1 barrel of oil produced in the U.S. = 5,691,000 BTU

12

HYZON

13 Technology Overview Craig Knight, CEO

14 Increasing Hyzon content enables higher long-term EBITDA margins CAB, SOURCED POWER MANAGEMENT, PROPRIETARY  In-house integration with externally sourced parts THERMAL MANAGEMENT, COMBINED CHASSIS, SOURCED eAXLES, PROPRIETARY HYDROGEN STORAGE (20-70kg), COMBINED  Remote monitoring  Continuous over the air data access  Supports maintenance scheduling FUEL CELL, PROPRIETARY VEHICLE CONTROL SOFTWARE, PROPRIETARY Focus on R&D, M&A and direct investment to gain improved margin vs. today’s sourcing & assembly model  In-house integration with externally sourced tanks Note: proprietary content - currently under development (excluding fuel cells)

Flexibility and Optionality on Technology Development

		Current	Technology Advancement
Fuel Cell		G2 120 kW_{net}	G3 200 kW_{net} load-following hybrid, and derivatives Advanced stack materials
Battery		Purchased LFP battery pack	In-house Pack In-house solid-state battery High hybrid power capability
E-drive		Purchased single motor 4-speed transmission	In-house E-axle, combined PM/IM motors (reduce gears)
Power Electronics		Purchased discrete invertor/convertor	Integration (multi-modules in one) high efficiency device
Hydrogen Storage		Compressed H2 (35 MPa) tank system	Add liquid hydrogen tank system for long-haul applications

15
HYZON

• Keep capability of high current density operation – Hyzon’s strength • Dynamic capability to enable load-following hybrid operation (Fuel Economy) • System mitigation strategy control • Model based predictive control • Advanced catalyst materials for durability and performance • Advanced water management for durability Maintaining Fuel Cell Technology Leadership Technology Direction Gen 2 – 120 kW system Gen 3 Advanced Gen 3 - 200 kW system 16

 Ramping-up fuel cell center of excellence (CoE) in Bolingbrook  In-house effort  Fuel cell system architecture/integration  Fuel cell stack • Membrane electrode assembly (MEA) • Bipolar plates* • End plates/enclosure hardware • Anode module  Fuel cell system control (software) In-house MEA/Stack/FC System Development and Manufacturing for Competitive Fuel Cell Business Fuel Cell Technology * Bipolar Plates manufacturing is labor intensive process and established in China (Horizon) Plate materials (precoated titanium) is supplied from well credentialed global supplier 17

Fuel Cell R&D and Manufacturing: US MEA and FC Assembly Plant Online Catalyst ink processing, characterization MEA manufacturing line FC Characterization Lab 18 Showcases our core IP in heavy-duty fuel cells, a key enabler of the hydrogen economy Hyzon MEA + FC Domestic Capabilities are unique, and represent a significant barrier to entry for new players • Heavy-duty PEM fuel cells for trucks and other applications nearing U.S. series production • Early U.S.-assembled fuel cell systems going through validation and testing for production ramp up by end 2022 • Proprietary MEA production line and in-house assembly enables cost advantaged position vs competitors; massive barrier to entry for new players hoping to compete

Developing Next-Gen E-axles: Increased Overall Efficiency Through Reduced Gear Loss Technology Under Development and Validation Gen 1 – Remote mounted central motor with multi-speed AMT Gen 2 – E-axle Gen 3 – Hyzon Design E-axle • E-axle with multiple motors for virtual differential and distributed drive motors • Combination of two different motor types (permanent magnet and induction motors) to generate necessary torque and speed characteristics, with geartrain-free direct drive 19

Note: US facilities are under construction; NEOM facility expected to be developed under JV with Modern Industrial contemplated in the Tripartite MOU, which sets out the current aims of the parties with respect to the project. Such aims will not constitute binding obligations on any party thereto until definitive agreements are executed. Expanding our global footprint to expand in-house manufactured content and vehicle assembly capacity Hyzon’s Current and Planned Facilities Groningen, The Netherlands • Vehicle Engineering/Assembly • Technology Development • Showroom & Sales • Low volume production – expanding in 2022 Rochester, New York, USA • Vehicle Engineering & Prototyping • Vehicle Sub System Assembly • Fuel Cell Testing NEOM, S. Arabia (planned) • Vehicle Assembly • Joint Venture Bolingbrook, Illinois, USA • Hyzon Innovation Center • Electrified Powertrain Development • Fuel Cell System Assembly Stack/Membrane • Electrode Assembly Production • Vehicle Sub System Assembly Detroit, Michigan, USA • Vehicle/Drivetrain engineering • Fuel Cell systems engineering 20 Melbourne, Australia • Vehicle Engineering/Assembly • Expected to be fully Operational in 2022 Shanghai, China • Vehicle Engineering/Assembly • Technology Development

Europe Operations Claire Corno Director of Operations, Hyzon Europe 21

22 Hyzon Motors Europe - introduction Groningen, The Netherlands • Approx. 42,000m2 • Two main production halls, two office buildings • Production capacity ~500 trucks p.a. • Capacity expansion to up to ~1,000 trucks p.a. in late 2024

23 Key Operational Priorities in Hyzon Motors Europe  Increase Hyzon Motors Europe JV stake from 50.5% to 75% - 2H 2022  Execute manufacturing readiness program – through 2024  Phase 1 of line production setup H2, 2022  Phase 2 expanding line production, 2023-4  Realize global operational synergies – through to 2025  Maximize Hyzon early-mover value in Zero Emissions:  Access government subsidies in key markets within EU, UK  Leverage government support for buildout of ZE vehicle assembly

24 Manufacturing readiness program Managing risk during operational growth 0 200 400 600 800 1000 2021 2022 2023 2024 2025 Pr od uc tio n pe r Y ea r (W in sc ho te n) Phase 1: Line Design Phase 2: Single Line Validation Prototype ESTABLISHING & AUDITING QUALITY SYSTEM PROVING OPS FINANCE & CONTROLS SUPPLY CHAIN RISK REDUCTION & AUDITS ESTABLISHING TYPE APPROVALS (REMOVING INDIVIDUAL HOMOLOGATION) CONTINUOUS IMPROVEMENT Full Rate Production (Multi Production Line)

Centralized technology development and localized vehicle assembly Vehicle assembly Fuel cell and powertrain • Centralized powertrain and vehicle module development, centralised assembly of modules • Distributed vehicle integration and assembly for respective local markets and glider kits • Partnering for vehicle engineering and supply chain resilience 25

26 Global Operational Synergies Modularized Product Assembly and Deployment Subassembly Modules • Localize as much as necessary, standardize as much as possible • Optimize rate of product improvement iterations • Reduce production times Final Assembly • Standardize production tooling • Standardize internal training and documentation • Standardize quality processes • Integration knowledge transfer Customer Experience • Standardize external training and documentation • Fast reaction times to issues • Low lifecycle support costs despite a “localized” product

Europe decarbonization landscape

Examples of growth collaborations

- Europe is now asking not *when* to transition, but *how to transition faster*
- Europe is executing, now: "REPowerEU" targets 10m tonnes of domestic renewable H2 by 2030[1]
- Cities and councils are pushing for cleaner air and quieter roads
- Hyzon is establishing private partnerships, collaborations and connections to customer consortiums with other parties who want to transition quickly
- These multiply Hyzon Motors Europe's access to governmental support and volume orders


HYZON
HME HQ incl. Production
RUSSELL LOGISTICS
Sales & Aftersales Partnership in Development
TotalEnergies
Fuel/fuel infrastructure partnerships
hylane
Increased standardised sales and contracts
MPREIS
Establishing long-term demand relationships

[1] Source: European Commission Communication COM92022) 230 Final "REPowerEU Plan" 18 May 2022

27
HYZON

28 European subsidy environment strong and growing, with several programs driving current market focus and TCO conversion potential Examples of leading European subsidy programs in pursuit • "Horizon": EU’s key funding program for research and innovation with a total budget of €95.5Bn, including €15.1Bn allocated for Climate, Energy & Mobility including clean hydrogen and ZE road transport • Innovation Fund: Provides €10Bn of support through 2030 for the commercial demonstration of innovative low-carbon technologies • Net Zero Hydrogen Fund (NZHF): £240MM to support the commercial deployment of new low carbon hydrogen production projects • Department for Transport Zero Emission Road Freight Trials (ZERFT): £20MM to demonstrate zero emission freight and stimulate transition through road freight trials expanded to £200MM • Commercial vehicle subsidies: €900MM in subsidies, 80% of the delta between diesel and HFCEV is subsidized, thru to 2024 • EV purchase subsidies: €2.1Bn • Funding for refueling infrastructure: 80% of capex for facilities supplying green hydrogen • Manufacturing, industrialization & EV / FC industry facilities

Hyzon Hydrogen Ecosystem Parker Meeks Chief Strategy Officer, Hyzon 29

Our vision to build diesel parity-enabling hydrogen supply

Clean

Hydrogen fueling stations supplied through low-to-negative Carbon Intensity (CI) hydrogen production technologies

Local

Produced by optimal technology suited to local resources, including solar, wind, biomass and waste-to-energy

Low Cost

Local production removes costly transportation needs

Scalable

Right-sized to H2 demand in adoption phase with modular scaling

OPTIMIZED GREEN HYDROGEN HUB TECHNOLOGY AND SITING, BACKED BY HYZON MOTORS VEHICLE DEPLOYMENTS ALIGNING SUPPLY AND DEMAND.

30

HYZON

31 Partnered approach to low-cost, low carbon intensity hydrogen powering Hyzon fleets through localized H2 Hubs: Making Hydrogen Viable Hyzon + Ecosystem Partners = Hydrogen production through dispensing • Hyzon invests in the H2 supply side via subsidiary Hyzon Zero Carbon Inc. to lock-in cost structures • Leading partners at each step of the value chain provide non- exclusive flexibility for Hyzon to source hydrogen close to fleet demand • Modular scale-up of initial deployments as demand grows, creating strong future network via viable H2 "nodes”

Proprietary portfolio of modular low-carbon intensity hydrogen production technology partners able to beat diesel parity today

Technology Partner	Applicability by Feedstock: MSW[1]	RNG	Ind. gas	Biomass	Solar / Wind	Total Cost to Produce ($/KG)	Access to hub projects
RAVEN	✓	✓	✓	✓		Below diesel parity achievable today with multiple technologies with subsidies	Direct investment and/or Contractual partnership securing first rights of refusal to hub projects
TC Energy		✓	✓				
TRANSFORM MATERIALS		✓	✓				
RECARBON, INC.		✓	✓				
Woodside					✓		

MODULAR, SCALABLE DEPLOYMENT CLOSE TO DEMAND, PAIRED WITH BACK-TO-BASE FLEET DEPLOYMENTS WILL BUILD HIGH UTILIZATION "NODES" IN FUTURE HUB-AND-SPOKE NETWORK

1 Includes unrecyclable plastics

32

HYZON

Privately-Held Raven SR's Hydrogen Production Process Is Underpinned by a Patented Process, in partnership with Hyzon to fuel FCEVs

Raven SR has developed a very efficient waste-to-hydrogen process using no combustion[1]

H_2 Production with Grid Electricity

1 Garbage Truck Payload (13.6t MSW per day) + Electricity

RAVEN

30 Heavy-Duty Hydrogen Trucks Fueled[2]

OR

Self Sustaining H_2 Production with Micro-Turbines

1 Garbage Truck Payload (13.6t MSW per day) + Micro-Turbine

RAVEN

15 Heavy-Duty Hydrogen Trucks Fueled[2]

Electricity Self Generated

HYZON IS CURRENTLY FUFILLING ORDERS FOR HYDROGEN GARBAGE TRUCK DELIVERIES IN 2021

[1] According to the State of California Department of Toxic Substances, Raven SR's process involves no combustion

[2] Third party engineering study concludes 4.5 tons of hydrogen produced per 50 tons of waste. Assumes heavy-duty trucks consume 40kg/day

33

HYZON

34 H2 hub deployment accelerating - driven by growing customer demand California hydrogen hub network evolution Phase 1 - Foundation • Six hubs in final assessment including hubs in Northern California, Central Valley and Inland Empire, opening a pathway for long-haul skeleton • Creates an ability to service truck refueling from San Diego to north of Sacramento Phase 2 – Customer-led • Expand to additional locations driven by customer to set up the base for long haul network • On the foundation of customer- led “nodes”, ability to incrementally cover the state from San Diego to Sacramento with less than 300 mile spacing between nodes Phase 3 – Hub & Spoke

35 European Hydrogen Hub Expansion Targeting Priority Markets for FCET Adoption, Tied to Customer Demand Countries in active hydrogen hub siting Active Hydrogen Hub Siting • Hyzon and partners actively pursuing hydrogen production hub locations across 8 countries in Europe • 10+ sites identified with several progressing to potential 2H 2022 / early 2023 financial investment decisions • Building pipeline of locations serviceable to both near-term customer FCET deployments and medium-term FCET demand potential • Alternate end-use demand for clean hydrogen supporting earlier deployment of hydrogen production hubs in some regions, to baseload while FCETs come later

Optimizing the Hub Delivery Model with Partners Best Suited to Each Stage of Development & Operations

Structuring HYZON

Site Selection
- Collaboration w/ Partners

HYZON

BD & Deal Structure
- Collaboration w/ Partners

HYZON

Offtake
- Collaboration w/ Partners

HYZON

Development

Permitting
- Env. Firm
- EPC / AEC firm
- H2 tech firms

Engineering
- EPC / AEC firm
- H2 tech firms

Constr. & Commis.
- EPC / AEC firm
- H2 tech firms

Operations

Station Operations
- EV networks
- Gas station networks
- Partner-operated

Network Access for fleets
- Hyzon structured
- Collaboration w/ retail partners

HYZON

Financing
- Debt & Equity Partners
- Hyzon capital + equity HYZON
- Hyzon lease model co-structuring HYZON

Insurance
- Insurance Partners

Additionally, the ***Hyzon Zero Carbon Alliance*** provides full lifecycle potential partner participation to foster ecosystem development globally

36

HYZON

37 Nearing completion of full hydrogen supply lifecycle partnerships in North America; Europe and AUS next in focus Several hydrogen partners in advanced discussions / agreement negotiations across supply lifecycle • Significant partnering agreements signed or in negotiations across North America and Europe • Partnerships with Raven, TC Energy, Woodside, BayoTech, ReCarbon, Transform Materials • Many also include channel partnerships, co-creating demand w/ partner customers Agreement(s) Executed Agreement(s) in Advanced Negotiations

Strategic partnership-driven refueling station development leveraging existing infrastructure where possible, maximizing value streams

Commercial H2 Refueling

Dedicated Heavy / Medium Duty H2 refueling, e.g.

- Customer vehicle wrapped / dedicated
- Back-to-base
- Customer enabled, future modular expansion

Gas station expansion

Gas station plaza modification or newbuild, including combinations of:

- H2 refueling
- BEV charging w/ H2 storage
- Peak load / grid integration
- Gas / Diesel

BEV station expansion

BEV charging station modification or newbuild, including combinations of:

- H2 refueling
- BEV charging w/ H2 storage
- Peak load / grid integration

Peaker Plant / Grid Balancing

Remote / off-grid power generation, grid balancing and peak power price delivery:

- H2 refueling for industrial H2 vehicles
- Power generation (e.g. frac fleets)
- Peak load / grid integration

Example Partners	***Vehicle Customers Retail station providers***	***Retail station networks O&G majors Electric Utilities***	***EV networks Electric Utilities***	***O&G producers Remote Industrial Ops Electric Utilities***

38

HYZON

39 Energy Plaza of the future to include hydrogen for refueling and as support for high-speed EV charging, as well as peak-load shaving Future multi-fuel Energy plaza, including peak-load shaving and grid support via fuel cell power solutions on site • Built / operated by leading refueling station partners • Hydrogen refueling, BEV high speed charging given mixed fleets • Fuel cell power solution on site to provide long-term storage and “peak-load shaving”, further enhancing economics • Supports high speed charging as well given peak load demand on grid • Optimal for +4-hour electricity storage

Hydrogen Hub Network Build-out Scales Across Three Phases in Line with Hydrogen Production & Dispensing Partners, starting with back-to-base

Example European hydrogen hub scale-up capital phasing

	Phase 1: Demonstration	***Phase 2: Customer-led deployment***	***Phase 3: Regional Scale Hub-and-Spoke***



	Phase 1	Phase 2	Phase 3
Hydrogen Hub Focus	• Demonstrate technology @ scale in first 1-2 countries • Certify cost, schedule, risk • Plan customer-led expansion	• Back-to-base customer concentrations in sub-regions • Expansion into additional 2-4 countries	• Additional hubs along regional / long-haul freight routes • Expand initial hub locations with additional production modules
Estimated # Hubs	• 1-2 per technology (~2-4 total) • Capacity: 8-15 tons/day	• ~5-10 • Incremental Capacity: 15-30 tons/day	• ~15-25, scale-up in capacity per hub • Incremental Capacity: 50-150 tons/day
# Trucks fueled (total)	• ~160-350 trucks per day	• ~450-1,000 trucks per day	• ~1,500-4,000 trucks per day

40

HYZON

HYZON Motors Offering - Zero Carbon Vehicles with full cost integration, eliminating the capital burden and operating cost uncertainties including potential leasing models to ease adoption Maintenance Vehicle Fuel Complete Hydrogen Ecosystem Conversion Road to Zero Emissions Integrated Hyzon Motors Offering to Drive Fleet Conversion Adoption and Hub Development in Early Stages

Raven SR Overview Matt Murdock CEO & Co-Founder, Raven SR

Powering a New World HYZON Investor Day 07 June 2022

44 | Legal Disclaimer The statements made in the following materials are based on information believed by Raven SR, Inc. (the “Company”) to be reliable. The Company expressly disclaims any liability for representations or warranties (express or implied) contained in, or for omissions from, such statements. The Company reserves the right to add to, delete from, or modify such statements at any time and from time to time without notice, has no obligation to publicly or privately disclose any such revisions to you, and will not be liable for any changes in facts, circumstances, laws or otherwise that subsequently render such statements inaccurate or incomplete. The statements may include pro forma financial information and/or financial projections that are forward looking statements, which involve significant risk and uncertainty and should be considered speculative. Any projections included herein are based on assumptions made by management of the Company about future events. There is no assurance that actual events will correspond with such assumptions. Actual results for any period may or may not approximate projections and may differ significantly. Without limiting the foregoing, neither the Company nor any other person or entity makes any representation or warranty as to the future profitability of the Company. These statements are not intended and may not be construed to constitute legal, accounting, tax, or other professional advice. R av en S R Le ga l D is cl ai m er Raven SR INC.

A Legacy of Invention

Steam has been in the family for generations

Daniel Best Invents and Sells Steam Tractor



Daniel Best invents the first steam powered tractor powered by agricultural waste for commercial production

1889

Dr. Terry Galloway and Apollo 13

NASA

Dr. Terry Galloway leads team of astronomers to calculate position of and save Apollo 13

1970

Dr. Terry Galloway Co-founds Thermatrix



Thermatrix develops small-scale hazardous waste non-flame incineration technology

1984

ThermoLytica Merger forms Synthetica



Commercializes the ThermoLytica process, and sells commercial units of 1 tpd and 2 tpd in Asia and Europe

1989

Duratek purchases Synthetica



Duratek uses Synthetica IP to build a waste to syngas unit with 1st gen electric steam reformer

1997

Thermatrix purchased by Linde



Linde acquires Thermatrix flameless oxidation process, now used in over 100 Linde units worldwide

2001

Dr. Terry Galloway builds Raven Engineering Unit



Raven Engineering Unit constructed with heated screw reformer and 2nd gen electric steam reformer

2016

1925

C.L. Best, son of Daniel Best, merges with Benjamin Holt to form Caterpillar Tractor Co., now Caterpillar Inc

CAT

C.L. Best and Benjamin Holt Found Caterpillar

1983

Co-development of chemical reactor producing Liquid NTO for Aerospace Industries, inspiring Raven FT design



Dr. Terry Galloway produces NTO reactor

1985

ThermoLytica develops commercial 1 tpd high temp thermal destruction of hazardous waste process



Dr. Terry Galloway Co-founds ThermoLytica

1995

Intellergy invents Steam/ CO_2 reforming process, has 20 patents, and launches funding to build 20-75 tpd units



Dr. Terry Galloway founds Intellergy

2001

Medergy constructs a heated screw and 1st gen electric steam reformer to dispose of medical waste



JV with Anshen + Allen forms Medergy

2007

Elementa operates a 20 tpd Rotary Reformer to turn Municipal Solid Waste into high hydrogen content syngas



Intellergy License Rotary Kiln IP to Elementa

Raven SR INC.
45

Investment Opportunity | Technology & IP

We Turn Trash Into Clean Fuels

Our feedstock is any carbonaceous waste – biomass, plastics, paper, medical waste, sewage, toxic waste, etc. MSW is messy business, the Raven system has successfully processed multiple mixed waste streams.

Multiple Wastes



Wellhead and landfill Gases



RAVEN



Hydrogen & Synthetic Fuels
(Diesel, Jet A, Methanol, etc.)


RAVEN
RAVEN
RAVEN

Successfully tested:

- Paint cans partially full of paint
- Printed circuit boards
- Industrial solvents of all types
- Red shop rags
- Kevlar cloth and parts
- Aromatic chlorinated solvents
- Epoxy waste
- Plastics, including non-recyclables
- NASA Astronaut waste
- Medical waste of all types
- Slurry Chelating Steam generator cleaning compounds with Cr+6
- Pleated cartridge filters containing highly radioactive waste
- Silicon wafer fab solvents and chemicals
- Creosote contaminated wood & soils
- Biosolids
- Animal carcasses and bedding waste
- Laboratory waste
- Australian Sheep Dip waste
- Agricultural / green waste
- Grape pomace

Our products are the cleanest fuel on the planet – hydrogen, or cleaner burning, synthetic Fischer-Tropsch fuels.

Raven SR INC.
46

47 | Our Patented Technology Raven SR has 14 patents and is actively increasing its intellectual property. In ve st m en t O pp or tu ni ty Te ch no lo gy & IP Technology & Intellectual Property | Raven SR INC. TRL 9 TRL 9 & 9 TRL 8 TRL 9 & 7 Pre-Treatment Stage 1 Stage 2 Fischer-Tropsch Alternate Process Stage 3 Input (Waste Handling) 1. Waste to Gas (Rotary Reformer) 2. Gas to H2 Syngas (Electric Steam Reformer) 3. H2 Only (Water Gas Shift + Pressure Swing Adsorption)

Investment Opportunity | Technology & IP

It's All In the Syngas

Raven SR's process creates a superior syngas with more hydrogen and less GHGs than other processes, and the syngas remains consistent regardless of feedstock.

Consistent Syngas Composition

Raven SR's Syngas stays consistent regardless of what feedstock is used. The only thing that is feedstock dependent is the volume of syngas produced.

STEAM/CO_2 GAS TEST RESULTS

H_2	Hydrogen	62.71 vol%
CO	Carbon Monoxide	18.57
CO_2	Carbon Dioxide	10.67
CH_4	Methane	7.58
C_2H_6	Ethane	0.48
C_3-C_6	Propane thru hexane	<0.01
C_6H_6	Benzene	<17 ppm
COS	Carbonyl Sulfide	4 ppm
CS_2	Carbon Disulfide	0.05 ppm
H_2S	Hydrogen Sulfide	< 5 ppm
$C_{10}H_8$	Naphthalene	2.6 ppb
$C_{10}H_7CH_3$	2-Methylnaphthalene	~0.6 ppb
$C_{12}H_8$	Acenaphthalene	~0.4 ppb
$C_{12}H_8O$	Dibenzofuran	0.36 ppb
Polychlorinated dibenzofurans + dioxins		0.0041 ppt TEQ

The typical range of the syngas composition:

- 55-63% Hydrogen
- 19-30% Carbon monoxide
- 2-10% Carbon Dioxide
- 5-8% Methane

Technology Comparison

This process delivers higher purity hydrogen - a ratio produces an ideal (2.1:1) hydrogen to carbon monoxide ratio for synthetic fuel production.


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
RAVEN
Raven SR
Plasma Arc
Bubbling Fluidised Bed
Fast Internally Circulating Bed
Entrained Flow
Hydrogen (H2)
Carbon Monoxide (CO)
Carbon Dioxide (CO2)
Methane (CH4)
Ethane (C2H6)
Propane thru hexane (C3 - C6)
Water (H2O)
Nitrogen (N2)
Oxygen (O2)
Argon

Raven SR INC.

48

Investment Opportunity | Technology & IP

Raven Is A Non-Combustion Process

Raven SR prevents oxygen into its system, operating in a reductive, non-combustive atmosphere and does not use catalysts, which means...

- ✓ **Higher efficiency** – feedstock is converted to fuel not burned for heat
- ✓ **Better operations** – no tar, slag or hotspot problems, reducing downtime
- ✓ **A cleaner process** – lower emissions are better for GHG reductions as well as possible site locations
- ✓ **Greater feedstock options** – multiple feedstocks at once and no risk of catalytic poisoning.

So how do we compare with incineration?


MSW
Reformer
Bio-Carbon
Syngas
CO_2
H_2


MSW
Incinerator
Pollutants
Filter
Air
Ash

Combustion	NO	YES
Form of energy output	Syngas	Steam
Dioxins, Furans, carcinogens & PMs	NO	YES
Advantages / Disadvantages	✓ More energy output per ton of waste ✓ Closer to feedstock and clients	X The Dioxins and Furans, which are formed in the presence of oxygen, are carcinogenic and harmful to the environment

Raven SR INC.
49

50 | In ve st m en t O pp or tu ni ty Independent of the Grid Raven SR designs its system to be grid independent, creating our own power from waste, syngas, landfill gasses or a combination thereof. This makes Raven SR independent from external shocks, shortages and grid connection issues, and creates a permanent production cost structure. Raven SR INC. R es ilie nc y While reducing methane emissions Using less electricity than electrolysis

Investment Opportunity | Technology & IP

Raven S Series Site Plan and Size (solids to fuels)


RAVEN S SERIES
01 Steam Reformer 1 (SR1)
02 Steam Reformer 2 (SR2)
03 Water Gas Shift & Pressure Swing Adsorption
04 Hydrogen Compression & Export Panels
05 Power Generation Equipment

Richmond, California. Approximately 1.5 acres (~6,000 m^2) processing 70 wtpd of greenwaste and producing approx. 5,000 kgs SAE J2719 grade hydrogen

Raven SR INC.
51

Investment Opportunity | Technology & IP

Raven G Series Site Plan and Size (gas to fuels)


RAVEN
G SERIES
RAVEN

Remote location; approximately 0.5 acres (~2,000 m^2) processing 120 MCFD producing approx. 5,000 kgs SAE J2719 grade hydrogen

Raven SR INC.
52

Investment Opportunity | Environmental Impact

What is Green?

Every year, by converting just 5 garbage trucks per day of organic waste, RAVEN SR... Creates more than 1,600 MT of hydrogen which is enough to travel 97+ million miles in a passenger car or 12+ million miles in Class 8 truck. This avoids 4,750+ MT of CO_2e from the landfill, while diverting 23,000 MT of organic waste from ever going to the landfill.


+ Avoided emissions by not landfilling, not transporting waste long distance, etc.
+ Avoided emissions by people driving H_2 vehicles
+ Captured CO_2
+ Eliminating waste (ocean plastics, toxic sludge, medical waste, zombies.)
HYDROGEN
RAVEN
HYZO
+ Bio-carbon sequestration in soil or construction.
– de minimis process emissions

Raven SR INC.
53

Investment Opportunity | Environmental Impact

A Holistic View of Climate Change

"Humanity's 21st century challenge is to meet the needs of all within the means of the planet. In other words, to ensure that no one falls short on life's essentials…, while ensuring that we do not overshoot our pressure on Earth's life-supporting systems…" K. Raworth climate change
ocean acidification
chemical pollution
nitrogen & phosphorus loading
freshwater withdrawals
land conversion
biodiversity loss
air pollution
ozone layer depletion
ECOLOGICAL CEILING
SOCIAL FOUNDATION
water
food
health
education
income & work
peace & justice
political voice
social equity
gender equality
housing
networks
energy
OVERSHOOT
SHORTFALL

The Doughnut of social and planetary boundaries
(K. Raworth)

This challenge requires complex and dynamic solutions to preserve our planet and the needs of our population. The concern is greater than the single-issue of CO_2 emissions, other matters include:

- Planetary freshwater withdrawals and access to drinking water
- Loss of biodiversity, land and forests
- Food security and nutrition
- Poverty and mortality levels
- Air quality and related health concerns
- Land conversion, use, and soil toxicity
- Ozone depletion and GHGs
- Sufficient grid power

Planetary Boundary	Limit	Current
Freshwater Withdrawals (km^3/year)	4,000	2,600
Climate Change (ppm CO_2)	350	400
Land Conversion	75%	62%
Biodiversity loss (extinctions per 1M)	10	100-1,000
Ozone Depletion (Dobson Unit)	275	283
N_2 and P_2 Load (million tons per year)	6.2 // 62	14 // 150

Raven SR INC.
54

Investment Opportunity | Environmental Impact

Raven SR vs. Electrolysis

The popular definition of green hydrogen, "*hydrogen made by using clean electricity from surplus renewable energy sources… to electrolyze water,*" overlooks the diverse and dynamic challenges facing our planet and its population. Raven SR's hydrogen can have a negative carbon-intensity (CI), whereas electrolysis hydrogen is positive


Comparing Electrolysis and Raven SR
60.0
50.0
40.0
30.0
20.0
10.0
0.0
-10.0
-20.0
-30.0
Electricity kWh/kg
Water liters/kg
Organic Waste Diverted (kg/kg H2)
Process Emissions
Carbon Sequestered (kgs CO2e/kg H2)
Cost ($/kg)
Carbon Intensity (gCO2e/mj)*
Electrolysis
Raven SR

- ✓ Cheaper
- ✓ Reduces all types of waste <u>and</u> increases clean fuels closer to source and market
- ✓ Does not require fresh water
- ✓ Can use renewable electricity for power
- ✓ Transforms harmful wastes (*medical, unrecyclable plastics, etc.*) into clean fuels
- ✓ Reduces air and land pollution

Raven SR INC.
55

56 | In ve st m en t O pp or tu ni ty Standard Raven Solids System A “standard” Raven SR system, converting 50 wet tons of waste per day into around 4,800 kgs of H2 in a distributed model, with self generated power, shows good returns, with additional upside and a low production cost. Raven SR INC.

57 | Raven’s Strategic Partnerships Raven’s strategic investors not only provide capital but knowledge and experience for stronger projects worldwide. In ve st m en t O pp or tu ni ty Pr oj ec ts Raven SR INC.

Investment Opportunity | Projects

N. American & European Hydrogen Projects

Current proposed projects have a combined production of 415 tpd of hydrogen and 2,500 bpd of FTs. Raven is in discussions in multiple regions around the world including collaboration with the EU Hy2Market Project and its partner, HYZON Motors.



Raven SR INC.
58

Investment Opportunity | Projects

Raven & Hyzon Motors Strategic Partnership

Hyzon Motors is a strategic investor and partner in Raven SR

MOU Arrangement:

- Strategic alliance to develop "local waste to local fuel for local mobility" projects.
- Raven SR will provide renewable hydrogen for HYZON truck fleets.
- Develop small, efficient hydrogen production and refueling units that can be installed anywhere there is waste, creating fuel on the spot for HYZON vehicles, eliminating fuel transportation costs
- Initial hub will be based in Richmond, California.


HYZON
ZERO CARBON
ALLIANCE
Accelerating the transition to hydrogen mobility
through the power of a united industry approach
ARK
BANK OF AMERICA
HIRINGA
ILJIN
일진하이솔루스
Woodside
RAVENSR
RECARBON, INC.
NEOM
TOTAL

In Q1 2021, RavenSR has become a member of The Hyzon Zero Carbon Alliance which aims to strengthen the supply chain of both product and service offerings for the global hydrogen mobility sector through the expertise of strong partners. The Alliance offers fuel, insurance and financing for local mobility powered by local fuels.

Raven SR INC.
59

Energy Transition Mark Gordon Senior Advisor, Hyzon 60

61 Pivot from oil is imperative to achieve security of supply, decarbonization, favorable costs Crack Spread • Crack spread at all-time high. The energy transition lowers the incentive to build new refining capacity. This is a structural issue. • Oil producers disincentivized to increase oil production given high crack spread. • Diesel pricings hitting new high without oil price at a new high. • Russia/Ukraine war makes the structural problem even worse. Brent Oil Price U.S. Diesel Price

62 Pivot towards electricity makes little sense • 61%1 of global electricity generation comes from hydrocarbons, which are expensive and carbon emitting • Increasing renewables risks making the grid more unstable • Copper resource availability does not support a substantial electrical grid expansion 1 BP annual statistical review Dutch TTF Natural Gas Price Newcastle Coal Copper Price

Source: NERC 2022 Summer Reliability Assessment 63 Grid becoming increasingly unstable • As renewables grow, blackouts will become more prevalent • NERC sees high risk of blackouts in the U.S. this summer • Situation in Europe even worse given geopolitical landscape • Grid infrastructure is aging and will need substantial upgrade to keep status quo • Transition to BEV will further exacerbate the problems  BEVs will not work with blackouts Risk of 2022 Summer blackouts in USA The world needs decarbonization solutions that are independent of electrical grids

64 Waste to hydrogen is the superior solution to the energy transition Carbon Intensive Energy Transition Electrical Grid Hydrogen Fossil Fuels Renewables Nuclear SMR Electrolysis Waste Carbon Neutral Carbon Neutral Carbon Emitter Grid Dependent Carbon Negative

Lifetime CO2 Emissions

- **FCEV is the clean winner and most environmentally friendly option to decarbonize fleets**
- BEV only provides marginal benefits due in large part to carbon-intensive lithium-ion production
- In coal intensive grids, like China and India, BEV can be more carbon intensive than ICE
- FCEV, using waste to hydrogen, have the potential for ***negative*** carbon emissions

Lifetime CO2 Emissions for Class 8 Truck Using the United States Grid



100%
30%
45%
ICE
BEV
FCEV
CO2
CO2 Decrease from ICE Baseline

Source: American Transportation Research Institute "ATRI", 2022

65

HYZON

66 Waste-to-Hydrogen optimal solution in race to decarbonize • Dependent on hydrocarbons • Increasing renewables increases instability • Upgrading requires substantial copper • Higher electricity prices are a regressive tax that promotes social unrest • Centralized power susceptible to Electromagnetic Pulse (EMP) attack Energy Transition Waste - to - Hydrogen • Carbon negative, independent of grid • Waste is abundant and self- replenishing • Solution to growing landfill issues • Locally produced for maximum energy independence • Distributed power adds to energy security Grid

67 Fuel cells are the optimal choice in the race to decarbonization • Grid dependent • Power fade • Disposal / Recycle Challenging • Issues with hot/cold weather • Recharging required • Lithium, Nickel, Cobalt Energy Transition Batteries Fuel Cells • Independent of grid • No power fade • Easy Recycling • Weather agnostic • No recharging • Platinum

68 Geopolitical and supply chain issues contributing to increasing commodity prices Sep-21Mar-21 May-21 Jul-21 Nov-21 Jan-22 Mar-22 100 200 400 300 500 600 • Batteries have experienced significant cost inflation • Grid expansion becomes cost prohibitive as copper prices increase • The U.S. has very limited battery manufacturing capacity and the critical minerals needed for battery production create a new security of supply issue 572% 84% 114% Li CoCu Ni Pt 164% (2) (3) Price Performance of Key Metals Indexed to 100; Since March 2021 299% 67% 9% 33% 91% Fuel CellBattery 100% Non-Metals Metals Breaking Down the Cost of Materials(1) Source: FactSet, Department of Energy 1. Does not include cost of manufacturing and depreciation 2. Average across battery capacities for electric vehicles 3. Based on a 160kW fuel cell

Source: Department of Energy Notes 1. Based on $150/kWh 2. Based on $170/kW for fuel cell. Includes 110kWh battery at $150/kWh and hydrogen storage based on hybrid 350 bar type 4 metal hydride 69 At production scale, fuel cell systems are cost advantaged vs. batteries Class 8 Truck illustrative example Fuel Cell 160 kW Battery 110 kWh Hydrogen Storage Battery 750 kWh ~30% to 50%• Large batteries are needed to power Class 8 trucks for similar range and payload as diesel trucks • While battery prices have reduced significantly over the last decade they have now begun to increase • A fuel cell system costs significantly less than a battery for a BEV Class 8 truck • Additional savings will come from economies of scale over time

Payload, Range and Refueling Time Favor Hydrogen FCEVs in HD and some MD



MILEAGE COMPARISON 10 MINS OF REFUELING/RECHARGING:
FCEV Long Haul Class 8 Hydrogen Truck
FCEV Long Haul Class 8 Hydrogen Truck Future
280
750
30
250
BEV 350kW DC Fast Charger Today
1500kW DC Fast Charger Future



PAYLOAD PERFORMANCE
Payload benchmark of alternative powertrains
100%
99.7%
76%
100%
99.3%
80.9%
Diesel
FCEV
BEV
Diesel
FCEV
BEV
MEDIUM DUTY
33,000 LBS
HEAVY DUTY
80,000 LBS

Sources: Assumptions: Diesel: (1) Typical HD vehicles achieve 6.5 mpg (Davis and Boundy 2019; Schoettle, Sivak, and Tunnell 2016). (2) Fueling rates for diesel truck dispensers are commonly 15 gpm or faster; BET: (1) Tesla and Daimler advertise vehicle efficiencies of ~2 kWh/mile (Tesla 2020; Daimler Trucks North America LLC 2020). Therefore, setting case today at 2 kWh/mile and future case at 1 kWh/mile, 50% reduction in energy use. (2) Charge rates for today will be 350kW fast charger and future case 1,500kW fast charger; FCET: (1) Nikola Motor predicting 600-mile range with 80kg of hydrogen, which equates to 7.5 mi/kg, so at 100kg of hydrogen total capacity provides 750-mile total range. In context of FCEBs showing efficiency around 4–6 mi/kg for on-road efficiency and bus drive cycles being tougher than drive cycles for trucks, so 7.5 mi/kg estimate reasonable, and use this for both today and future case. (2) Fill rates for today and the future case will be 3.6 kg/min and 10 kg/min, respectively.

Sources: Fuel Cells and Hydrogen 2 Joint Undertaking. (2017, August). Development of Business Cases for Fuel Cells and Hydrogen Applications for Regions and Cities: FCH Heavy-duty trucks. https://www.fch.eu-ropa.eu/sites/default/files/171121_FCH2JU_Application-Package_WG1_Heavy duty trucks (ID 2910560) (ID 2911646).pdf.

70

HYZON

Hydrogen infrastructure advantage

Hydrogen refueling offers one to one replacement to existing infrastructure



Number of pumps/outlets
20,000
20,000
>12x
251,111
>6x
129,143
Diesel (1) Pumps
Hydrogen(2) Pumps
180kW (3)
350kW (3)
Battery Charger Capacity

BEV Infrastructure Disadvantage

- Creates a substantial grid burden
- Requires **6-12x** fueling real estate needed vs hydrogen fueling
- Future target of 60-90 minutes to recharge Class 8 vehicle vs refueling time of 10-15 minutes today with diesel or hydrogen
- Commercial megawatt rapid charging infrastructure has a significant cost and additional grid burden

Notes
1. Based on ~2,000 truck stops in the U.S.; assumes 10 lanes per truck stop
2. Assumes time to refuel a diesel truck is the same as a hydrogen fueled FCEV truck at 15 minutes
3. Based on a 550kWh rated battery on a Class 8 truck; recharging times based on charging from 0-100% at rated power for charger

71

HYZON

72 A Hydrogen Marshall Plan • A rapid transition to hydrogen is imperative to achieve security of supply, decarbonization, and favorable costs • This transition cannot rely on the grid or risks a new insecurity of supply, more carbon emissions, and an increasing cost structure "The world needs to wake up to an existing reality. The world is running out of energy capacity at all levels... This is a reality.“ - Prince Abdulaziz bin Salman Saudi Energy Minister “Now we have an oil crisis, a gas crisis and an electricity crisis at the same time. This energy crisis is much bigger than the oil crisis of the 1970s and 1980s and it will probably last longer.“ -Faith Birol Head of the International Energy Agency

73 Hydrogen: An increasing competitive advantage Cost Cost Oil Electricity Hydrogen H2

Hyzon RePower Sam Chong Chief Financial Officer, Hyzon 74

 "Hyzon RePower" in the US is consistent with Hyzon’s brand identity of being a disruptive technology company that is able to produce fully functioning and operational FCEV trucks for customers using our patented fuel cell technology  RePower is an adjunct to the existing strategy, we expect to start generating revenue in 2023  Instead of using new truck chassis, we are assembling FCEV trucks with used chassis and cab  Many customers did not want to wait for over 16+ months for a new truck chassis  For them, there is value in being able to have fully operational FCEV trucks on the road in 6 to 9 months  In addition, the notion of being able to bring their own used chassis is a compelling selling point in terms of reducing supply chain wait times  However, customers are also able to have a RePower truck without bringing us their own chassis as we will also source them 75 RePower with Hyzon Customer driven offering that expands market opportunities - immediately

76 Hyzon RePower

Note: 77 Same Truck, New Fuel Advancing decarbonization through sustainable programs

78 Hyzon enables additional zero carbon truck pathways By utilizing existing trucks on the road Hyzon Advantage Mitigate supply-chain challenges Margin accretive Increased TAM Customer Advantage Lead time: 6-9 months vs. 16+ months for new trucks More affordable Sustainable: utilize existing assets Eliminates embedded carbon in new assets Win! Win!

Repower Advantages Uniquely Delivered By Hyzon Class 8 trucks on the road today to leverage as supply Net acquisition cost reduction for customers Months faster to fleet decarbonization vs long lead times on new chassis *Source: American Trucking Association Based on illustrative large fleet drayage retail price

Source: Airgas press release May 9, 2022 80 Airgas to Pilot Hyzon Motors Zero-Emissions Heavy Duty Hydrogen Fuel Cell Trucks Hyzon helps operators transition their fleets without having to modify daily operations • Hyzon will provide Airgas, an Air Liquide company, their first heavy-duty hydrogen fuel cell powered trucks for trial in the Los Angeles, CA area • 120kW fuel cell system commencing Summer 2022 • 200kW fuel cell system commencing late 2022 • Upcycled existing diesel trucks with Hyzon’s proprietary fuel cell system, electric drivetrain and hydrogen storage

81 Fleet conversion buying patterns Representative of Europe and North America purchase of new and repower Customer Trial Seed Sales (1-2 trucks) Batch Orders (5+ trucks) Decarbonized Fleet Hyzon today Hyzon near-term

Illustrative California Pricing for Hyzon Class 8 FCEV

Subsidies and incentives account for 41% to 57% of retail prices before sales tax

Illustrative CA Pricing Hyzon Class 8	Local Large Fleet		Drayage: Large Fleet (>20)		Drayage: Small Fleet (≤20)	
	RePower	New	RePower	New	RePower	New
Hyzon price [1]	$530,000 [1]	$590,000	$530,000 [1]	$590,000	$530,000 [1]	$590,000
Hyzon incentives	(91,000)	(91,000)	(91,000)	(91,000)	(91,000)	(91,000)
Truck retail price	439,000	499,000	439,000	499,000	439,000	499,000
Sales tax	39,510	44,910	39,510	44,910	39,510	44,910
Price with sales tax	**478,510**	**543,910**	**478,510**	**543,910**	**478,510**	**543,910**
Class 8 EV HVIP Voucher	(120,000)	(120,000)	(120,000)	(120,000)	(120,000)	(120,000)
Class 8 Fuel Cell Bonus	(60,000)	(120,000)	(60,000)	(120,000)	(60,000)	(120,000)
Early adopter (drayage only)	0	0	(30,000)	(30,000)	(30,000)	(30,000)
Disadvantaged community	0	0	0	0	(15,000)	(15,000)
Total subsidies	**(180,000)**	**(240,000)**	**(210,000)**	**(270,000)**	**(225,000)**	**(285,000)**
Subsidies as a % of retail price before sales tax	*(41%)*	*(48%)*	*(48%)*	*(54%)*	*(51%)*	*(57%)*
Truck price after subsidies	**$298,510**	**$303,910**	**$268,510**	**$273,910**	**$253,510**	**$258,910**

(1) For RePower trucks, prices include a used chassis credit if a customer provides their own chassis. If a chassis is not provided, then prices will be higher.

Totals may not foot due to rounding

82

HYZON

Key Assumptions  5-Year lease or 5-year ownership analysis with residual value  9% lease financing rate in lease cases  70K annual miles driven  Hydrogen at $5 per kg at 7 miles per kg  Diesel at $6 per gallon at 6.5 miles per gallon  For Drayage, container fee of $20 per container Totals may not foot due to rounding 83 Illustrative Total Cost of Ownership Analysis on RePower vs Diesel Drayage fleets are already TCO favorable compared with Diesel; Large Local Fleets are at parity on a direct purchase basis $0.85 $0.48 $0.71 $0.92 $0.18 $0.23 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 Local Large Hyzon RePower Local Large Diesel New Large Local Fleet Cost per Mile on 5-Yr Lease Lease Fuel Maintenance Container Fee $1.74 $1.64 $0.74 $0.48 $0.71 $0.92 $0.18 $0.23 $0.25 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 Large Drayage Hyzon RePower Large Drayage Diesel New Large Drayage Fleet Cost per Mile on 5-Yr Lease Lease Fuel Maintenance Container Fee $1.64 $1.88 $0.60 $0.35 $0.71 $0.92 $0.18 $0.23 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 Local Large Hyzon RePower Local Large Diesel New Large Local Fleet Cost per Mile on 5-Yr Own Own Fuel Maintenance Container Fee $1.49 $1.50

Closing Remarks Craig Knight Chief Executive Officer, Hyzon 84

85 Key Milestones to Deliver Hyzon’s Vision Leader in the Hydrogen Economy – via fuel cell technology and making hydrogen viable Prove Hyzon Technology: trucks in real-world operations in 2022 in USA, Europe, Australia, ChinaH2 H2 H2 Prove Hyzon Technology: launch the 200 kWnet FC system, dramatically expanding TAM Validate Market: develop customers from seed sales towards fleet decarbonization H2 Make Hydrogen Viable: launch the first few hydrogen hubs in California and elsewhere H2 Optimize Margins: increase Hyzon content in vehicles, validate modular build approach H2 Validate Market: deploy refuse trucks and heavy trucks in USA & Europe, including USA RePower

86 Q&A